CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Franchise Finance Corporation of America's previously filed Registration Statement No. 33-627-69, 333-001-23 and 333-26437.

                                                  /s/ Arthur Andersen LLP


Phoenix, Arizona,
   March 18, 1999.